EXHIBIT 10.4

                                   RESOLUTION


A RESOLUTION OF VERILINK CORPORATION IMPLEMENTING THE ORDERS OF THE UNITED STATES BANKRUPTCY COURT BY APPROVING THE CERTIFICATE OF AMENDMENT WHICH PROVIDES FOR A REVERSE SPLIT OF ALL ISSUED AND OUTSTANDING COMMON AND PREFERRED SHARES, TO 10,000 COMMON SHARES, SIMULTANEOUS WITH THE ISSUANCE OF 25,000,000 RESTRICTED COMMON SHARES, THE ISSUANCE OF 75,000 COMMON SHARES TO THE LIQUIDATING TRUSTEE AND AN ADDITIONAL 100 COMMON SHARES TO EACH ALLOWED CLASS 7 GENERAL UNSECURED CREDITOR.


WHEREAS, pursuant to the Order Confirming Second Amended Joint Plan or Reorganization on January 29, 2007, the following subsequent steps were directed to be taken, to-wit:

      (i) The currently issued and outstanding Shares of common and preferred stock of Company be reversed such that the total number of issued and outstanding shares be no greater than 10,000 shares.

      (ii) Simultaneous with the reversal of the issued and outstanding common and preferred stock, the Company shall issue the following:

                  (a) 25,000,000 shares of restricted common stock to the Investor-owned entity, which stock certificate shall bear the following restrictive legend, to-wit:

                         "The   securities   represented   by   this
                         certificate have not  been registered under
                         the Securities Act of 1933, as amended (the
                         "Securities Act"), or under  the securities
                         laws  of  any state.  These securities  are
                         "restricted  securities" within the meaning
                         of   Rule   144   promulgated   under   the
                         Securities Act. The  securities  have  been
                         acquired for investment and may not be sold
                         or  transferred without complying with Rule
                         144  in   the   absence   of  an  effective
                         registration or an available exemption from registration under the Securities Act and applicable state statutes."


                  (b) Issue a total of 75,000 common shares to the Liquidating Trustee.

                  (c) Issue 100 common shares to each Holder of a Class 7 Claim, of which all these shares are issued under
                  Section 1145 of the Bankruptcy Code, which exempts the securities from registration under Section 5 of the Securities Act of 1933 and State Regulation; and

                  (d) Issue the Convertible Notes to the entities or persons, under the terms of the DIP Loan as per the Court's Orders which will convert under Section 1145 of the Bankruptcy Code, which exempts the securities from registration under Section 5 of the Securities Act of 1933 and State Regulation as aggregate of the 1,000,000 common shares and 5,000,000 warrants having a par value of $0.001 at any time on or prior to November 30, 2016, upon the payment by the investor for the purchase price of $25.00 per share.


WHEREAS, shareholder approval is not required by virtue of the Order of the Bankruptcy Court, a copy of which is attached as Exhibit "A".

NOW, THEREFORE, BE IT RESOLVED by the Board of Directors that the Articles of Incorporation be and hereby are amended by adding a new last paragraph to
Article 4, as follows, to-wit:

                                 AMENDMENT ONE

      Stock Reversal Split. Effective as of this 29th day of January, 2007 (the "Effective Date"), each share of the Corporation's common stock issued and outstanding immediately prior to the Effective Date (the "Pre-Split Common Stock") shall automatically and without any action on the part of the holder thereof be reclassified as and changed (the "Reverse Common Stock Split") into 2581[nd ]of one share of common stock (1/2581), a par value of $0.001 per share (the "Post-Split Common Share"). Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Pre-Split Common Stock (the "Pre-Split Certificates", whether one or more) shall be entitled to receive upon surrender of such Pre-Split Certificates to the Corporations Secretary for cancellation, a certificate or certificates (the "Post Split Certificates", whether one or more) representing the number of whole shares of Post-Split Common Stock formerly represented by such Pre-Split Certificates so surrendered, are classified pursuant to the terms thereof. If more than one Pre-Split Certificate shall be surrendered at one time for the account of the same stockholder, the number of full shares of Post-Split Common Stock for which the Post-Split Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Pre-Split Certificates so that in which the Pre-Split Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting such exchange shall affix any requisite stock transfer tax stamps to the Pre-Split Certificates surrendered, or provide funds for their purchase, or establish to the satisfaction of the Corporations' Secretary that such taxes are not payable. Any fractional shares shall be cancelled.

BE IT FURTHER RESOLVED that

                  (a) Company shall issue, and its transfer agent is hereby authorized and directed to issue, 25,000,000 shares of restricted common stock to the Investor-owned entity designated on Exhibit "B", which shall bear the following restrictive legend, to-wit:

                         "The   securities   represented   by   this
                         certificate have not  been registered under
                         the Securities Act of 1933, as amended (the
                         "Securities Act"), or under  the securities
                         laws  of  any state.  These securities  are
                         "restricted  securities" within the meaning
                         of   Rule   144   promulgated   under   the
                         Securities Act. The  securities  have  been
                         acquired for investment and may not be sold
                         or  transferred without complying with Rule
                         144  in   the   absence   of  an  effective
                         registration or an available exemption from registration under the Securities Act and applicable state statutes."


               (b)Company   shall   issue  and  its  transfer  agent  is  hereby
                  authorized and directed to issue 1,000,000 common shares and 5,000,000 warrants as set forth in Exhibit "C", having a par value of $0.001 at any time on or prior to November 30, 2006, upon the payment by persons listed in Exhibit "B" of the purchase price of $25.00 per share. The number of shares called or exercised at any given time and the purchase price per share shall be subject to adjustment from time to time by the Board of Directors.

            (c) Company shall issue, and its transfer agent is hereby authorized and directed to issue 75,000 common shares to the Liquidating Trustee, as designated on Exhibit "D" of which all these shares are issued under Section 1145 of the Bankruptcy Code, which exempts the securities from registration under
                  Section 5 of the Securities Act of 1933 and State Regulation; and

            (d)     Company  shall  issue,  and its  transfer  agent  is  hereby authorized and directed to issue, 100 shares of common stock to each of the creditors named on designated on Exhibit "E", of which all these shares are issued under Section 1145 of the Bankruptcy Code, which exempts the securities from registration under Section 5 of the Securities Act of 1933 and State Regulation; and





PASSED AND APPROVED on this 1[st] day of May, 2008.



________________________________
James Ditanna, President
and Sole Officer and Director

 Exhibit B

Investor-owned entity to receive 25,000,000 restricted shares of common stock:

IACE Investments Two, Inc.
c/o Heskett & Heskett
501 S. Johnstone Avenue, Suite 501
Bartlesville, Oklahoma 74003



































Exhibit C


Entities to which Convertible Notes and Warrants issued, as set forth below:

Company                        No. Shares into which          No. of Warrants
                               Note to Convert                       ___________

1. Venture Fund I., Inc                    1,000,000                5,000,000

Totals:                                    1,000,000                5,000,000

Exhibit D

Liquidating Trustee- 75,000 shares of common stock.


Darryl S. Laddin
Arnall Golden Gregory LLP
171 17[TH] Street, NW
Suite 2100
Atlanta, Georgia 30363






































Exhibit D

100 shares of common stock to the following:

------------------------------------------------
|A - Z Office Resource Inc.                    |
|PO Box 1317                                   |
|Columbia, TN 38402                            |
------------------------------------------------
|Abernathy, Thomas Jr.                         |
|c/o Angela S. Ary / Kevin D. Heard            |
|307 Clinton Avenue West, Suite 310            |
|Huntsville, AL  35801                         |
------------------------------------------------
|Adam Tech                                     |
|909 Rahway Ave.                               |
|Union, NJ 07083                               |
------------------------------------------------
|ADP                                           |
|PO Box 23487                                  |
|Newark, NJ 07189                              |
------------------------------------------------
|Aerotek, Inc.                                 |
|Attn:  Julie Nallis                           |
|7301 Parkway Drive                            |
|Hanover, MD  21076                            |
------------------------------------------------
|AFASSCO of Alabama                            |
|PO Box 488                                    |
|Minden, NV  89423-0488                        |
------------------------------------------------
|Affiliated Computer Services                  |
|PO Box 201322                                 |
|Dallas, TX 75320-1322                         |
------------------------------------------------
|AHK Electronic Sheet Metal, Inc.              |
|875 Jarvis Drive, Suite 120                   |
|Morgan Hill, CA 95037                         |
------------------------------------------------
|Alabama Department of Revenue                 |
|Business Priviledge & Corp. Shares            |
|PO Box 327431                                 |
|Montgomery, AL 36132-7431                     |
------------------------------------------------
|Alabama Dept. of Revenue                      |
|Legal Division                                |
|PO Box 320001                                 |
|Montgomery, AL  36132-0001                    |
------------------------------------------------
|All American Semiconductor                    |
|PO Box 74836                                  |
|Chicago, IL 60694-4836                        |
------------------------------------------------
|All-American Semiconductors                   |
|Attn:  Julio Gener, Corp. Credit Manager      |
|1611 N.W. 52nd Avenue                         |
|Miami Lakes, FL  33014                        |
------------------------------------------------
|American Express Travel Related               |
|Svcs Co Inc Corp Card                         |
|c/o Becket & Lee LLP                          |
|P.O. Box 3001                                 |
|Malvern, PA  19355-0701                       |
------------------------------------------------
|American Express                              |
|PO Box 360001                                 |
|Ft. Lauderdale, FL 33336-0001                 |
------------------------------------------------
|American Stock Transfer & Trust Co.           |
|Attn:  Herbert J. Lemmer, VP                  |
|59 Maiden Lane - Plaza Level                  |
|New York, NY  10038                           |
------------------------------------------------
|AMERICAR RENTAL SYSTEM                        |
|8884-B MADISON BLVD                           |
|MADISON, AL 35758                             |
------------------------------------------------
|AMI SEMICONDUCTOR INC.                        |
|PO BOX 201343                                 |
|DALLAS, TX 75320-1343                         |
------------------------------------------------
|AMI Semiconductor, Inc.                       |
|Attn: Rick L. Pence, Credit Admin.            |
|23 Buckskin Road                              |
|Pocatello, ID  83201                          |
------------------------------------------------
|Anderson, Timothy R.                          |
|230 Hidden Valley Lane                        |
|Castle Rock, CO  80108-3487                   |
------------------------------------------------
|Anixter Incorporated                          |
|Attn:  Credit Department                      |
|2301 Patriot Blvd., 2S                        |
|Glenview, IL  60026                           |
------------------------------------------------
|ANIXTER INCORPORATED                          |
|PO BOX 847428                                 |
|DALLAS, TX 75284-7428                         |
------------------------------------------------
|ANSWER, INC.                                  |
|8345 WEST 16TH AVE                            |
|DENVER, CO 80214                              |
------------------------------------------------
|Approval Specialists Pty. Limited             |
|16A, 9 Laidlaw Way                            |
|Botany South 2016                             |
|Auckland, New Zealand                         |
------------------------------------------------
|ARAMARK SERVICES, INC.                        |
|PO BOX 1963                                   |
|DECATUR, AL 35602                             |
------------------------------------------------
|Arapahoe County Treasurer of Arapahoe County  |
|Attn:  George Rosenberg                       |
|5334 S. Prince Street                         |
|Littleton, CO  80166                          |
------------------------------------------------
|ARCH PAGING                                   |
|PO BOX 660770                                 |
|DALLAS, TX 75266-0770                         |
------------------------------------------------
|Arch Paging                                   |
|Sylvia Sadler/Collectionx                     |
|890 East Heinberg Street                      |
|Pensacola, FL  32502                          |
------------------------------------------------
|Arrow Electronics, Inc.                       |
|Douglass P. Christensen                       |
|7459 South Lima Street                        |
|Englewood, CO  80112                          |
------------------------------------------------
|AT&T                                          |
|PAYMENT CENTER                                |
|SACRAMENTO, CA 95887-0001                     |
------------------------------------------------
|AVNET / MEMEC / INSIGHT                       |
|PO BOX 88859                                  |
|CHICAGO, IL 60695-1859                        |
------------------------------------------------
|Avnet Incorporated                            |
|Attn: Beth Thompson, Collections Coord.       |
|2211 S. 47th Street                           |
|Phoenix, AZ  85034                            |
------------------------------------------------
|Banks Industries                              |
|235 West Park Loop                            |
|Huntsville, AL  35806-1739                    |
------------------------------------------------
|Baptie and Company, Inc.                      |
|Jeanne Smith, General Manager                 |
|1221 South Clarkson, Suite 410                |
|Denver, CO  80210-1625                        |
------------------------------------------------
|Bass, Cynthia Y.                              |
|4408 Judith Lane 69A                          |
|Huntsville, AL  35805                         |
------------------------------------------------
|BE SOUND COMPANY LTD                          |
|BANK OF AMERICA                               |
|THE PRIVATE BANK ATTN: JOLIE THAI             |
|LOS ANGELES, CA 90071                         |
------------------------------------------------
|Belden, Leigh S.                              |
|614 Cliffgate Lane                            |
|Castle Rock, CO  80108-8395                   |
------------------------------------------------
|BellSouth Telecommunications, Inc.            |
|Attn:  Jamie Williams                         |
|BellSouth Regional Bankruptcy center          |
|301 W. Bay Street, Room 29EF1                 |
|Jacksonville, FL  32202                       |
------------------------------------------------
|BELLSOUTH                                     |
|PO BOX 105262                                 |
|ATLANTA, GA 30348-5262                        |
------------------------------------------------
|BELLSOUTH                                     |
|PO BOX 105503                                 |
|ATLANTA, GA 30348-5503                        |
------------------------------------------------
|Beyond Components                             |
|5 Carl Thompson Road                          |
|Westford, MA  01886-1560                      |
------------------------------------------------
|Biggers, Scott Wesley                         |
|7956 S. Logan Drive                           |
|Littleton, CO 80122                           |
------------------------------------------------
|Bilotta, Thomas                               |
|11875 Caminito de las Missiones               |
|San Diego, CA  92128-3343                     |
------------------------------------------------
|Brigida, Angela and Ralph                     |
|p.O. Box 392                                  |
|Franconia, NJ  03580                          |
------------------------------------------------
|C & C FABRICATION CO                          |
|PO BOX 70                                     |
|LACEY SPRINGS, AL 35754                       |
------------------------------------------------
|C.A. SHORT COMPANY                            |
|PO BOX 890151                                 |
|CHARLOTTE, NC 28289-0151                      |
------------------------------------------------
|CALIFORNIA SECRETARY OF STATE                 |
|STATEMENT OF OFFICERS                         |
|PO BOX 944230                                 |
|SACRAMENTO, CA 94244-2300                     |
------------------------------------------------
|California State Comp Ins Fund                |
|Peggy Chu, Workers Comp Ins Rep               |
|P.O. Box 420807                               |
|San Francisco, CA  94142-0807                 |
------------------------------------------------
|Cellotape                                     |
|47623 Fremont Blvd.                           |
|Fremont, CA  94538-6577                       |
------------------------------------------------
|Central Components Mfg.                       |
|Attn:  Tom Winfosky, Sales Mgr.               |
|440 Lincoln Blvd.                             |
|Middlesex, NJ  08846                          |
------------------------------------------------
|CENTURY FASTENERS                             |
|50-20 IRELAND ST.                             |
|ELMHURST, NY 11373                            |
------------------------------------------------
|CenturyTel Acquisition, LLC                   |
|d/b/a CenturyTel                              |
|Rex D. Rainach, Esq.                          |
|3622 Government Street                        |
|Baton Rouge, LA  70806-5720                   |
------------------------------------------------
|CERTUS SOLUTIONS, LLC                         |
|228 18TH STREET                               |
|HUNTINGTON BEACH, CA 92648                    |
------------------------------------------------
|Cgrafx, Inc.                                  |
|Roberta Kiphuth                               |
|265 Caspian Drive                             |
|Sunnyvale, CA  94089                          |
------------------------------------------------
|Chiarello, Lawrence                           |
|7 Crape Myrtle Drive                          |
|Holmdel, NJ  07733-1530                       |
------------------------------------------------
|Cingular Wireless                             |
|Banko                                         |
|P.O. Box 309                                  |
|Portland, OR  97207-0309                      |
------------------------------------------------
|CINTAS DOCUMENT MANAGEMENT                    |
|555 S ROSE STREET                             |
|ANAHEIM, CA 92805                             |
------------------------------------------------
|CIRCUITRONIX, LLC                             |
|201 SOUTH BISCAYNE BOULEVARD                  |
|SUITE 2856                                    |
|MIAMI, FL 33131                               |
------------------------------------------------
|CIT Technology Financing                      |
|c/o Weltman, Weinberg and Reis Co.            |
|175 S. Third St., Suite 900                   |
|Columbus, OH  43215                           |
------------------------------------------------
|Clark Pest Control                            |
|P.O. Box 1480                                 |
|Lodi, CA  95241                               |
------------------------------------------------
|CM Solutions                                  |
|c/o Stuart M. Maples, Esq.                    |
|400 Meridian Street, Suite 301                |
|Huntsville, AL  35801                         |
------------------------------------------------
|CM SOLUTIONS, INC.                            |
|PO BOX 670                                    |
|CORINTH, MS 38835                             |
------------------------------------------------
|Coface of North America, Inc.                 |
|as Agent for Circuitronix, LLC                |
|Attn:  Amy Schmidt                            |
|PO Box 2102                                   |
|Cranbury, NJ  08512                           |
------------------------------------------------
|COILCRAFT                                     |
|PO BOX 92170                                  |
|ELK GROVE VILLAGE, IL 60009-2170              |
------------------------------------------------
|COLLABORATE VISION, INC.                      |
|PO BOX 731097                                 |
|SAN JOSE, CA 95173                            |
------------------------------------------------
|Commissioner of Revenue Services              |
|Department of Revenue Services                |
|PO Box 2974                                   |
|Hartford, CT 06104-2974                       |
------------------------------------------------
|Compass Bank                                  |
|on behalf of JP Electronics                   |
|Attn:  Erich M. Ramsey                        |
|P.O. Box 10566                                |
|Birmingham, AL  35296                         |
------------------------------------------------
|Component Distributors, Inc.                  |
|Attn:  Lon Pacheco, Fin/Oper Mgr              |
|P.O. Box 13017                                |
|Denver, CO  80201-3017                        |
------------------------------------------------
|Conference America, Inc.                      |
|7079 University Court                         |
|Montgomery, AL  36117                         |
------------------------------------------------
|Connecticut Dept. of Revenue Services         |
|C&E Division, Bankruptcy Section              |
|25 Sigourney Street                           |
|Hartford, CT  06106-5032                      |
------------------------------------------------
|Connex International                          |
|100 Saw Mill Road                             |
|Danbury, CT  06812-4019                       |
------------------------------------------------
|CONVERGED RESOURCE INTREGRATORS, LLC          |
|PO BOX 22145                                  |
|CHATTANOOGA, TN 37422-2145                    |
------------------------------------------------
|Cooley Godward LLP                            |
|Attn:  J. Michael Kelly                       |
|101 California Street, 5th Floor              |
|San Francisco, CA  94111-5800                 |
------------------------------------------------
|CORNING CABLE SYSTEMS                         |
|PO BOX 101269                                 |
|ATLANTA, GA 30392-1269                        |
------------------------------------------------
|Corning Cable Systems                         |
|PO Box 489                                    |
|Hickory, NC  28603-0489                       |
------------------------------------------------
|CSA International Canada                      |
|178 Rexdale Blvd.                             |
|Toronto, ON  M9W 1R3                          |
|CANADA                                        |
------------------------------------------------
|CZARNOWSKI DISPLAY SERVICE                    |
|6067 EAGLE WAY                                |
|CHICAGO, IL 60678-1060                        |
------------------------------------------------
|Czarnowski Display Service                    |
|Attn:  Scott Levitt                           |
|2287 South Blue Islands Avenue                |
|Chicago, IL  60608-4393                       |
------------------------------------------------
|D2 TECHNOLOGIES, INC.                         |
|104 WEST ANAPAMU                              |
|SANTA BARBARA, CA 93101                       |
------------------------------------------------
|Dallas County, TX                             |
|c/o Elizabeth Weller                          |
|Linebarger Goggan Blair & Sampson LLP         |
|2323 Bryan Street, Suite 1600                 |
|Dallas, TX  75201                             |
------------------------------------------------
|Daripa, Prabir                                |
|3202 Greta Court                              |
|College Station, TX  77895                    |
------------------------------------------------
|DATA STORAGE CENTER HUNTSVILLE                |
|1024 PUTMAN DRIVE                             |
|HUNTSVILLE, AL 35816-1324                     |
------------------------------------------------
|DECATUR TRAILER SALES, INC.                   |
|5375 MARSHA AVENUE                            |
|DECATUR, AL 35603                             |
------------------------------------------------
|DENVER NEWS                                   |
|400 WEST COLFAX                               |
|DENVER, CO 80204                              |
------------------------------------------------
|Denver Newspaper Agency, LLC                  |
|Attn:  Melinda Dolezal                        |
|1560 Broadway                                 |
|Denver, CO  80202                             |
------------------------------------------------
|DICAR, INC.                                   |
|1285 ALMA COURT                               |
|SAN JOSE, CA 95112                            |
------------------------------------------------
|DIGI KEY CORP                                 |
|701 BROOKS AVENUE SOUTH                       |
|PO BOX 677                                    |
|THIEF RIVER FALLS, MN 56701                   |
------------------------------------------------
|DLA Piper Rudnick Gray Gary US LLP            |
|c/o Richard M. Kremen, Esq.                   |
|The Marbury Building                          |
|6225 Smith Avenue                             |
|Baltimore, MD  21209-3600                     |
------------------------------------------------
|Dove Electronics                              |
|39 Research Way                               |
|East Setocuket, NY  11733-3492                |
------------------------------------------------
|DUN & BRADSTREET                              |
|PO BOX 75542                                  |
|CHICAGO, IL 60675-5542                        |
------------------------------------------------
|Dyess Company Inc.                            |
|Attn:  Richard Dyess                          |
|935 North Main Street                         |
|P.O. Box 9226                                 |
|Fort Worth, TX  76147-2226                    |
------------------------------------------------
|ECS                                           |
|1188 Western Avenue                           |
|stanton, CA  90680                            |
------------------------------------------------
|EFAX CORPORATE                                |
|C/O J2 GLOBAL COMMUNICATIONS, INC.            |
|PO BOX 51873                                  |
|LOS ANGELES, CA 90051-6173                    |
------------------------------------------------
|EHRHARDT KEEFE STEINER & HOTTMAN, PC          |
|7979 E TUFTS AVE, SUITE 400                   |
|DENVER, CO 80237-2843                         |
------------------------------------------------
|Eisenbarth, Roger                             |
|7186 Turweston Lane                           |
|Castle Rock, CO 80108                         |
------------------------------------------------
|ELECTRO DYNAMICS CRYSTAL CORP                 |
|9075 CODY ST                                  |
|OVERLAND PARK, KANSAS 66214                   |
------------------------------------------------
|ELECTRO TECH PRODUCT                          |
|2001 EAST GLADSTONE ST.                       |
|GLENDORA, CA 91740                            |
------------------------------------------------
|Electro-Tech Products, Inc.                   |
|Charles D. Wilbert, Esq.                      |
|16633 Ventura Blvd., Suite 900                |
|Encino, CA  91436                             |
------------------------------------------------
|ENCLOSURES ENGINEERING, INC.                  |
|48350 MILMONT DRIVE                           |
|FREMONT, CA 94538                             |
------------------------------------------------
|ENDEAVOR                                      |
|THE PINNACLE BUILDING                         |
|3455 PEACHTREE ROAD, NE                       |
|ATLANTA, GA 30326                             |
------------------------------------------------
|ENDLESS ADVANTAGE, INC.                       |
|11462 EAST ADRIATIC PLACE                     |
|AURORA, CO 80014                              |
------------------------------------------------
|Enviro Shred d/b/a Shred It                   |
|5751 Durose Drive                             |
|Bessemer, AL  35022-3400                      |
------------------------------------------------
|EXEL GLOBAL LOGISTICS                         |
|5798 COLLECTIONS CENTER DRIVE                 |
|CHICAGO, IL 60693                             |
------------------------------------------------
|FAIRWAYS 2001 OFFICE PARTNERS, LTD.           |
|ATTN:  LAURIE GREGORY                         |
|5055 KELLER SPRINGS ROAD                      |
|ADDISON, TX 75001                             |
------------------------------------------------
|Federal Express Corporation                   |
|Attn: Revenue Recovery/Bankruptcy             |
|2005 Corporate Avenue, 2nd Floor              |
|Memphis, TN  38132                            |
------------------------------------------------
|Fiberxon Co Norcomp                           |
|521 Great America Parkway, Suite 340          |
|Santa Clara, CA  95054                        |
------------------------------------------------
|Flash Electronics                             |
|Attn:  Jas Mundra                             |
|4050 Starboard Drive                          |
|Fremont, CA  94538                            |
------------------------------------------------
|Florida Dept. of Revenue                      |
|Bankruptcy Section                            |
|P.O. Box 6668                                 |
|Tallahassee, FL  32314-6668                   |
|                                              |
|Attorney:                                     |
|Frederick F. Rudzik                           |
|P.O. Box 6668                                 |
|Tallahassee, FL  32314-6668                   |
------------------------------------------------
|Franchise Tax Board                           |
|Special Procedures                            |
|Fred Heltzel, Bankruptcy Manager              |
|P.O. Box 2952                                 |
|Sacramento, CA  95812-2952                    |
------------------------------------------------
|Future Electronics                            |
|Attn:  Diane Svendsen                         |
|41 Main Street                                |
|Bolton, MA  01740                             |
------------------------------------------------
|FUTURE                                        |
|3255 PAYSPHERE CIRCLE                         |
|CHICAGO, IL 60674                             |
------------------------------------------------
|Garson, Phillip S.                            |
|104 Gadwall Court                             |
|Harvest, AL 35749                             |
------------------------------------------------
|GE Capital                                    |
|Attn:  Becky Janito                           |
|1010 Thomas Edison Blvd. S.W.                 |
|Cedar Rapids, IA  52404                       |
------------------------------------------------
|Georgia Dept. of Revenue                      |
|Attn:  Acie McGhee                            |
|Compliance Division-Bankruptcy Section        |
|P.O. Box 161108                               |
|Atlanta, GA  30321-1108                       |
------------------------------------------------
|GEORGIA SECRETARY OF STATE                    |
|CORPORATION NO. 0146033                       |
|PO BOX 23038                                  |
|COLUMBUS, GA 31902-3038                       |
------------------------------------------------
|Globtek, Inc.                                 |
|186 Veterans Drive                            |
|Northvale, NJ  07647-2303                     |
------------------------------------------------
|Goldin, Anthony E.                            |
|19609 - 109th Place, N.E.                     |
|Bothell, WA  98011                            |
------------------------------------------------
|Gosal, Sarabjit                               |
|1002 Canyon Creek Trail                       |
|Fremont, CA  94536                            |
------------------------------------------------
|GRAPHIC COLOR                                 |
|1910 SPARKMAN DRIVE                           |
|HUNTSVILLE, AL 35816                          |
------------------------------------------------
|Graybeal, James D.                            |
|836 Courtenay Drive, NE                       |
|Atlanta, GA 30306                             |
------------------------------------------------
|GRE Keystone Technology Park Two LLC          |
|c/o Capital Associates                        |
|Attn:  Stephen Portfield                      |
|100 Crescent Greet, Suite 115                 |
|Cary, NC  27511-8105                          |
------------------------------------------------
|Greater Bay Area North American               |
|Mary White, Controller                        |
|1516 Brookhollow Drive, Suite B               |
|Santa Ana, CA  92705-5424                     |
------------------------------------------------
|GREATER BAY RELOCATION SERVICES, INC.         |
|8610 THORNTON AVE                             |
|NEWARK, CA 94560                              |
------------------------------------------------
|Green, Jeffrey N.                             |
|8238 Rockwell Avenue                          |
|Philadelphia, PA 19111                        |
------------------------------------------------
|Halo Electronics                              |
|1861 Landings Drive                           |
|Mountain View, CA  94043-0848                 |
------------------------------------------------
|Halverson, Margaret                           |
|4657 Woodstock Road                           |
|Roswell, GA  30075                            |
------------------------------------------------
|Hammond Electronics                           |
|P.O. Box 3671                                 |
|Orlando, FL  32802-3671                       |
------------------------------------------------
|Heilind Electronics                           |
|Attn:  Rose Perrara, Credit Mgr.              |
|58 Jonspin Road                               |
|Wilmington, MA  01887                         |
------------------------------------------------
|Huntsville Fasteners, Inc.                    |
|Attn:  Derryl Salzburn                        |
|P.O. Box 10323                                |
|Birmingham, AL  35202                         |
------------------------------------------------
|Huntsville Utilities                          |
|Kim Torres, Collections Supervisor            |
|P.O. Box 248                                  |
|Huntsville, AL  35804-0248                    |
------------------------------------------------
|Hurng Guahn International Ltd.                |
|Attn:  Ron Baker                              |
|8220-B Stephanie Drive                        |
|Huntsville, AL  35802                         |
------------------------------------------------
|Identco International                         |
|PO Box 7170                                   |
|Dept 15                                       |
|Libertyville, IL  60048-0717                  |
------------------------------------------------
|Inductors Inc.                                |
|Attn:  Cheryl Friday                          |
|5 Technology Drive                            |
|Irvine, CA  92618                             |
------------------------------------------------
|Industrial Properties of the South            |
|Attn:  Charlene B. Graham                     |
|2903 Wall Triana Hwy., #7                     |
|Huntsville, AL  35824                         |
------------------------------------------------
|INOVANT, LLC                                  |
|900 METRO CENTER BLVD                         |
|MAIL STOP M1-7E                               |
|FOSTER CITY, CA 94404                         |
------------------------------------------------
|Inter Tel Leasing, Inc.                       |
|1140 West Loop North                          |
|Houston, TX  77055                            |
------------------------------------------------
|Internal Revenue Service                      |
|801 Tom Martin Drive                          |
|Stop 126                                      |
|Birmingham, AL  35211                         |
------------------------------------------------
|International Rubber Products                 |
|Attn:  Ricardo Ordoney, CFO                   |
|2600 Homestead Place                          |
|Rancho Dominquez, CA  90220                   |
------------------------------------------------
|INTERPOWER CORPORATION                        |
|PO BOX 115                                    |
|100 INTERPOWER AVE                            |
|OSKALOOSA, IA 52577-0115                      |
------------------------------------------------
|Intertek Testing Services                     |
|3933 US Route 11                              |
|Cortland, NY  13045                           |
------------------------------------------------
|INTERTEK TESTING SERVICES                     |
|PO BOX 538242                                 |
|ATLANTA, GA 30353-8242                        |
------------------------------------------------
|INTER-TEL LEASING, INC.                       |
|PO BOX 972870                                 |
|DALLAS, TX 75397-2870                         |
------------------------------------------------
|Jackson, Gail L.                              |
|1262 Country Road 91                          |
|Rogersville, AL  35652                        |
------------------------------------------------
|Jaco Electronics, Inc.                        |
|Attn:  Glenn Nadboy, Controller               |
|145 Oser Ave.                                 |
|Hauppauge, NY  11788                          |
------------------------------------------------
|JIT Services LLC                              |
|125 Electronics Blvd., Suite A1               |
|Huntsville, AL  35824-2213                    |
------------------------------------------------
|John S. James Co.                             |
|Janet B. Fields, Manager                      |
|P.O. Box 2166                                 |
|Savannah, GA  31402-2166                      |
------------------------------------------------
|Johnstone Supply                              |
|Tami Vernon, Controller                       |
|112 Putman Drive                              |
|Huntsville, AL  35816                         |
------------------------------------------------
|JT Communications                             |
|Professional Teleconcepts of Illinois         |
|Tara Fox, Controller                          |
|P.O. Box 311                                  |
|Norwich, NY  13815                            |
------------------------------------------------
|Kasmir, Seton P.                              |
|11650 Wannacut Place                          |
|San Diego, CA 92131                           |
------------------------------------------------
|Kennedy Company, The                          |
|Attn:  Brent R. Cohen                         |
|Rothgerber Johnson & Lyons LLP                |
|1200 17th Street, Suite 3000                  |
|Denver, Co  80202-5839                        |
------------------------------------------------
|Kent H. Landsberg Co.                         |
|Lea R. Galvez, Bankr. Claims Admin.           |
|c/o AMCOR Sunclipse North America             |
|6600 Valley View Street                       |
|Buena Vista, CA  90620                        |
------------------------------------------------
|Kuri, Sheila                                  |
|24025 Via La Coruna                           |
|Mission Viejo, CA 92691                       |
------------------------------------------------
|LABEL AID                                     |
|PO BOX 550                                    |
|104 CELTIC CIRCLE                             |
|MADISON, AL 35758                             |
------------------------------------------------
|LANIER FORD SHAVER & PAYNE P.C.               |
|PO BOX 2087                                   |
|HUNTSVILLE, AL 35804-2087                     |
------------------------------------------------
|Larscom Limited                               |
|173 Curie Avenue                              |
|Harwell International Business Center         |
|Didcot Oxfordshire OX11 10QG                  |
------------------------------------------------
|LAYER 42                                      |
|2312 WALSH AVE                                |
|SANTA CLARA, CA 95051                         |
------------------------------------------------
|Lennox Industries                             |
|c/o Walker Bright & Lewis                     |
|Attn: Peter C. Lewis/Lillian Kirstein         |
|5910 N. Center Expy., Suite 980               |
|Dallas, TXX  75206                            |
------------------------------------------------
|LIBERTEL ASSOCIATES                           |
|283 SWANSON DRIVE                             |
|DRESDEN, TN 38225                             |
------------------------------------------------
|Linda's Printing Services                     |
|Linda Tripp Hamlin                            |
|3308 Seventh Avenue, SW                       |
|Huntsville, AL  35805                         |
------------------------------------------------
|Lisa E. Battan PC                             |
|L.E. Battan, President                        |
|2020 Pearl Street, Suite B                    |
|Boulder, CO  80302                            |
------------------------------------------------
|LXI Components                                |
|Attn:  Wolmar Busche, President               |
|1202 Tech Boulevard, Suite 108                |
|Tampa, FL  33619                              |
------------------------------------------------
|Madison County Tax Collector                  |
|Attn:  Lynda Hall                             |
|Madison County Courthouse                     |
|100 Northside Square                          |
|Huntsville, AL  35801                         |
------------------------------------------------
|Major, John                                   |
|c/o Karol K. Denniston, Esq.                  |
|DLA Piper US LLP                              |
|550 South Hope Street, Suite 2300             |
|Los Angeles, CA  90071-2678                   |
------------------------------------------------
|Market Wire, Inc.                             |
|Attn:  Bernadette Thomas, Credit/Collections  |
|200 N. Sepulveda Blvd., Suite 1050            |
|El Segundo, CA  90245                         |
------------------------------------------------
|Martec Inc                                    |
|Attn:  Carol A. Avery, Office Mgr.            |
|P.O. Box 2269                                 |
|Roswell, GA  30077-2269                       |
------------------------------------------------
|Massachusetts Dept. of Revenue                |
|Attn:  William F. Connor, Supervisor          |
|Bankruptcy Unit, MDOR                         |
|P.O. Box 9564                                 |
|Boston, MA  02114-9564                        |
------------------------------------------------
|MASTER DISTRIBUTORS                           |
|1220 OLYMPIC BLVD                             |
|SANTA MONICA, CA 90404                        |
------------------------------------------------
|Maung, Lay                                    |
|34307 Eucalyptus Terrace                      |
|Fremont, CA 94555                             |
------------------------------------------------
|McCall, Mark A.                               |
|11502 Jade Lane                               |
|Huntsville, AL 35803                          |
------------------------------------------------
|McEntire, Dorothy                             |
|52-200 Avenida Velasco                        |
|LaQuinta, CA  92253                           |
------------------------------------------------
|MCGUIRE, JOHN                                 |
|149 VIA NOVELLA DRIVE                         |
|APTOS, CA 95003                               |
------------------------------------------------
|McGuire, John                                 |
|c/o Karol K. Denniston, Esq.                  |
|Paul Hastings Janofskky & Walker LLP          |
|600 Peachtree Street, NE, Suite 2400          |
|Atlanta, GA  30308                            |
------------------------------------------------
|MCI (FORMALLY WORLDCOM)                       |
|PO BOX 371322                                 |
|PITTSBURGH, PA 15250-7322                     |
------------------------------------------------
|MCI                                           |
|PO BOX 73468                                  |
|CHICAGO, IL 60673-7468                        |
------------------------------------------------
|MCI                                           |
|PO BOX 96022                                  |
|CHARLOTTE, NC 28296-0022                      |
------------------------------------------------
|Metropolitan Life Insurance Company           |
|Timothy M. Lupinacci                          |
|Baker Donelson Bearman Caldwell & Berkowitz PC|
|420 20th Street North, Suite 1600             |
|Birmingham, AL  35203                         |
------------------------------------------------
|Michigan Department of Treasury               |
|Attn:  Heather L. Donald                      |
|Assistant Attorney General                    |
|Cadillac Place                                |
|3030 W. Grand Blvd., Suite 10-200             |
|Detroit, MI  48202                            |
------------------------------------------------
|MicroRam Electronics, Inc.                    |
|Patrick Kraujalis, Controller                 |
|222 Dunbar Court                              |
|Oldsmar, FL  34677                            |
------------------------------------------------
|Molner, Arthur R.                             |
|944 Lanyard Lane                              |
|Kirkwood, MO  63122                           |
------------------------------------------------
|Mosgrove, Betsy                               |
|2921 Honor's Row                              |
|Hampton Cove, AL  35763                       |
------------------------------------------------
|Mouser Electronics                            |
|Attn:  Credit Department                      |
|1000 N. Main Street                           |
|Mansfield, TX  76063                          |
------------------------------------------------
|NASDAQ Stock Market, Inc.                     |
|Joan E. Marshall, Assoc. Gen. Counsel         |
|9600 Blackwell Road                           |
|Rockville, MD  20850                          |
------------------------------------------------
|National Technology, Inc.                     |
|Attn:  Jeff Phillips, Controller              |
|111 Carnegie Street                           |
|Rolling Meadows, IL  60008                    |
------------------------------------------------
|NCOMM, INC.                                   |
|1 NORTHWESTERN DRIVE, SUITE 201               |
|SALEM, NH 03079                               |
------------------------------------------------
|NEOPOST LEASING                               |
|PO BOX 45822                                  |
|SAN FRANCISCO, CA 94145-0822                  |
------------------------------------------------
|Nevelle, James                                |
|1015 Southbury Place                          |
|Highlands Ranch, CO  80129                    |
------------------------------------------------
|New Jersey Division of Taxation               |
|Compliance Activity                           |
|Attn:  Michael Reading                        |
|P.O. Box 245                                  |
|Trenton, NJ  08695                            |
|                                              |
|Peter C. Harvey                               |
|Attorney General of New Jersey                |
|Richard J. Hughes Complex                     |
|P.O. Box 106                                  |
|Trenton, NJ  08625-0106                       |
------------------------------------------------
|New York City Dept. of Finance                |
|Linda Susswein                                |
|345 Adams Street, 3rd Floor                   |
|Brooklyn, NY  11201                           |
------------------------------------------------
|New York Dept. of Taxation & Finance          |
|Bankruptcy Section                            |
|P.O. Box 5300                                 |
|Albany, NY  12205-0300                        |
------------------------------------------------
|New York State Corporation                    |
|Tax Processing Unit                           |
|PO Box 1909                                   |
|Albany, NY 12201-1909                         |
------------------------------------------------
|NEWARK ELECTRONICS                            |
|PO BOX 94151                                  |
|PALATINE, IL 60094-4151                       |
------------------------------------------------
|Newark In One                                 |
|4801 N. Ravenswood Ave.                       |
|Chicago, IL  60640                            |
------------------------------------------------
|NEXAIR, LLC                                   |
|PO BOX 125                                    |
|MEMPHIS, TN 38101-0125                        |
------------------------------------------------
|Nguyen, Muoi                                  |
|6053 Amador Place                             |
|Newark, CA 94560                              |
------------------------------------------------
|Nguyen, Thi                                   |
|14429 Chester Avenue                          |
|Saratoga, CA  95070                           |
------------------------------------------------
|NORTH ALABAMA GAS DISTRICT                    |
|PO BOX 40                                     |
|MADISON, AL 35758                             |
------------------------------------------------
|North Carolina Department of Revenue          |
|PO Box 25000                                  |
|Raleigh, NC 27640-0700                        |
------------------------------------------------
|North Carolina Employment Security Commission |
|Unemployment Insurance Division               |
|P.O. Box 26504                                |
|Raleigh, NC  27611-6504                       |
------------------------------------------------
|NU HORIZONS ELECTRONICS                       |
|PO BOX 360322                                 |
|PITTSBURGH, PA 15251-6322                     |
------------------------------------------------
|OFFICE DEPOT INCORPORATED                     |
|PO BOX 633211                                 |
|CINCINNATI, OH 45263-3211                     |
------------------------------------------------
|Ohio Dept. of Taxation                        |
|Attn:  Rebecca L. Daum                        |
|P.O. Box 530                                  |
|Columbus, OH  43216-0530                      |
------------------------------------------------
|Oklahoma Tax Commission                       |
|Bankruptcy Section                            |
|General Counsel's Office                      |
|P.O. Box 53248                                |
|Oklahoma City, OK  73152-3248                 |
------------------------------------------------
|Olson, Michael G.                             |
|23391 Pleasant Park Road                      |
|Confier, CO 80433                             |
------------------------------------------------
|Oringer, Howard                               |
|c/o Karol K. Denniston, Esq.                  |
|DLA Piper US LLP                              |
|550 South Hope Street, Suite 23007            |
|Los Angeles, CA  90071-2678                   |
------------------------------------------------
|OVERHEAD DOOR COMPANY OF NORTH ALABAMA        |
|9550 MADISON BLVD.                            |
|HUNTSVILLE, AL 35758                          |
------------------------------------------------
|PAC TEC                                       |
|PO BOX 820959                                 |
|PHILADELPHIA, PA 19182-0959                   |
------------------------------------------------
|PacTec                                        |
|One LaFrance Way                              |
|Concordville, PA  19331                       |
------------------------------------------------
|PAGE & JONES, INC.                            |
|PO BOX 2167                                   |
|MOBILE, AL 36652-2167                         |
------------------------------------------------
|Palco Telecom Service, Inc.                   |
|Attn: Sophie C. Dearman, A/R Mgr.             |
|289 Dunlop Blvd.                              |
|Huntsville, AL  35894-0001                    |
------------------------------------------------
|PALISADES COLLECTIONS, LLC                    |
|PO BOX 1274                                   |
|ENGLEWOOD, CA 07632                           |
------------------------------------------------
|PalPilot S.C. Corp.                           |
|Kung-Yan Lee, Director of Operations          |
|15991 Red Hill Avenue, Suite 102              |
|Tustin, CA  92780                             |
------------------------------------------------
|PARADISE DESIGNS                              |
|2666 D STREET                                 |
|HAYWARD, CA 94541                             |
------------------------------------------------
|Parsley, Floyd & Deloris A.                   |
|Rev. Liv Trust U/A/D 12/18/98                 |
|Floyd Parsley & Delores A. Parsley Ttees      |
|2433 Grays Run pike                           |
|Cynthiana, KY  41031-5766                     |
------------------------------------------------
|Patton Electronics                            |
|Attn:  Ursula Schottman                       |
|7622 Rickenbacker Drive                       |
|Gaithersburg, MD  20879-4773                  |
------------------------------------------------
|Peak Power and Mfg., Inc.                     |
|Attn:  Mr. Derck Goldberg                     |
|67 Fairmount Street                           |
|New Bedford, MA  02740-2716                   |
------------------------------------------------
|Pennsylvania Department of Revenue            |
|Bureau of Corpate Taxes                       |
|Dept 280427                                   |
|Harrisburg, PA 17128-0427                     |
------------------------------------------------
|Peridot Properties III, L.L.C.                |
|c/o Jennifer Stenman                          |
|Murray Franke Greenhouse List & Lippitt LLP   |
|1228 Fifteenth Street, Suite 200              |
|Denver, CO  80202                             |
------------------------------------------------
|Phillips, Todd T                              |
|4652 S. Ensenada Street                       |
|Centennial, CO 80015                          |
------------------------------------------------
|Pitney Bowes, Inc.                            |
|Attn:  Eva Milanowski                         |
|27 Waterview Drive                            |
|Shelton, CT  06484                            |
------------------------------------------------
|Positronic Industries                         |
|Attn:  Cheryl Hardin                          |
|423 North Camble                              |
|Springfield, MO  65806                        |
------------------------------------------------
|Potrans International, Inc.                   |
|Attn: Julie Y. Hsiao, General Adm. Mgr.       |
|16591 Noyes Avenue                            |
|Irvine, CA  92606-5102                        |
------------------------------------------------
|Powerbox USA Inc.                             |
|100 Technology Drive, Suite 325               |
|Broomfield, CO  80021                         |
------------------------------------------------
|Printer Connection                            |
|3240 Leeman Ferry Road                        |
|Huntsville, AL  35801                         |
------------------------------------------------
|Pyramid Technologies Inc.                     |
|Debra Foster, Credit Manager                  |
|210 Goddard Street                            |
|Irvine, CA  92618-4600                        |
------------------------------------------------
|Quail Electronics                             |
|2171 Research Drive                           |
|Livermore, CA  94550-3805                     |
------------------------------------------------
|Qualtech Backplane                            |
|Attn: Mr. Jim Kerchner                        |
|3232 South Fairview Street                    |
|Santa Ana, CA  92704-6509                     |
------------------------------------------------
|QWEST                                         |
|PAYMENT CENTER                                |
|DENVER, CO 80244-0001                         |
------------------------------------------------
|R S ELECTRONICS                               |
|4394 PAYSPHERE CIRCLE                         |
|CHICAGO, IL 60674                             |
------------------------------------------------
|Radvision                                     |
|Attn:  Accounting Manager                     |
|1717 State Highway 28, Suite 3                |
|Fair Lawn, NJ  07410-2819                     |
------------------------------------------------
|Rahadian, Aria                                |
|2736 Pickford Place                           |
|Hayward, CA 94541                             |
------------------------------------------------
|Red Horse Wireless                            |
|1030 E. Creek Drive                           |
|Dripping Springs, TX  78620                   |
------------------------------------------------
|REDBOARD LIMITED                              |
|C/O ISM LTD                                   |
|940 WATTERMAN AVENUE                          |
|EAST PROVIDENCE, RI 02914                     |
------------------------------------------------
|Redi to Serve                                 |
|Russell Isom, VP of Marketing                 |
|P.O. Box 279                                  |
|Huntsville, AL  35804-0279                    |
------------------------------------------------
|REEDS OFFICE SUPPLY                           |
|1833 UNIVERSITY DRIVE                         |
|HUNTSVILLE, AL 35801                          |
------------------------------------------------
|Reily Communications Consulting               |
|Jack P. Reily                                 |
|800 West 5th Street, Suite 608                |
|Austin, TX  78703-5440                        |
------------------------------------------------
|Resistacap Inc.                               |
|11547 South Memorial Parkway                  |
|Huntsville, AL  35803-2182                    |
------------------------------------------------
|Rhode Island Division of Taxation             |
|John Nugent, Asst. Tax Administrator          |
|One Capitol Hill                              |
|Providence, RI  02908                         |
------------------------------------------------
|Rhombus Industries Inc.                       |
|313 N. Birch Street                           |
|Santa Ana, CA  92701-5263                     |
------------------------------------------------
|Richards, Larry                               |
|19279 East Berry Place                        |
|Aurora, CA  80015                             |
------------------------------------------------
|ROBERTS GROUP, INC. , THE                     |
|PO BOX 5810                                   |
|HUNTSVILLE, AL 35814                          |
------------------------------------------------
|ROPER'S FLOWERS                               |
|2008 WHITESBURG DR                            |
|HUNTSVILLE, AL 35801                          |
------------------------------------------------
|Rosh, George                                  |
|6628 Tam O'Shanter Drive                      |
|San Jose, CA 95120                            |
------------------------------------------------
|RS Electronics                                |
|Attn:  Michelle Ross                          |
|34443 Schoolcraft                             |
|Livonia, MI  48150                            |
------------------------------------------------
|SAE Circuits Cobrado, Inc.                    |
|Stephen Cecil, Treasurer                      |
|4820 N. 63rd Street                           |
|Boulder, CO  80301                            |
------------------------------------------------
|Sager Electronics                             |
|Attn:  Mark Lincoln, Credit Mgr.              |
|97 Libbey Industrial Park                     |
|Weymouth, MA  02189                           |
------------------------------------------------
|SBC/AMERITECH                                 |
|BILL PAYMENT CENTER                           |
|SAGINAW, MI 48663-0003                        |
------------------------------------------------
|SBC/AMERITECH                                 |
|PAYMENT CENTER                                |
|SAC, CA 95887-0001                            |
------------------------------------------------
|SBC/AMERITECH                                 |
|PO BOX 650661                                 |
|DALLAS, TX 75265-0661                         |
------------------------------------------------
|SEA WIRE AND CABLE, INC.                      |
|110 CELTIC CIRCLE                             |
|PO BOX 647                                    |
|MADISON, AL 35758                             |
------------------------------------------------
|Shackleford, David                            |
|1800 Park Road #4                             |
|South Burnet, TX  78511                       |
------------------------------------------------
|SIDLEY AUSTIN BROWN & WOOD LLP                |
|555 CALIFORNIA STREET                         |
|SAN FRANCISCO, CA 94104                       |
------------------------------------------------
|Siquest Incorporated                          |
|9175 Kifer Blvd., Suite 101                   |
|Sacramento, CA  95825-5105                    |
------------------------------------------------
|SKYTEL                                        |
|PO BOX 70849                                  |
|CHARLOTTE, NC 28272-0849                      |
------------------------------------------------
|Smith, C.W.                                   |
|135 Spring Water Drive                        |
|Madison, AL  35758-1392                       |
------------------------------------------------
|Smith, William D., M.D.                       |
|2717 Oxford Court                             |
|Bartlesville, OK  74006                       |
------------------------------------------------
|SORVIVE TECHNOLOGIES, INC.                    |
|2090 BUFORD HWY., SUITE 1-B                   |
|BUFORD, GA 30518                              |
------------------------------------------------
|SOUND SOLUTIONS, LLC                          |
|224 WELTON DR                                 |
|MADISON, AL 35757                             |
------------------------------------------------
|SOURCECORP DELIVEREX, INC.                    |
|BOX 9174                                      |
|LOS ANGELES, CA 90084-9174                    |
------------------------------------------------
|South Verizon Wireless                        |
|AFNI/Verizon Wireless                         |
|404 Brock Drive                               |
|Bloomington, IL  61701                        |
------------------------------------------------
|Specialized Transportation Inc.               |
|NW5485                                        |
|PO Box 1450                                   |
|Minneapolis, MN  55485-5485                   |
------------------------------------------------
|Springer Equiment Company, Inc.               |
|4263 Underwood Industrial Drive               |
|PO Box 100274                                 |
|Irondale, AL  35210-3924                      |
------------------------------------------------
|Sprint Spectrum LP d/b/a Sprint PCS           |
|Attn:  Debbie A. Goolsby, Bankruptcy Analyst  |
|M/S: KSOPHT0101-Z2850                         |
|6391 Sprint Parkway                           |
|Overland Park, KS  66251-2850                 |
------------------------------------------------
|SPRINT                                        |
|PO BOX 660092                                 |
|DALLAS, TX 75266-0092                         |
------------------------------------------------
|SPRINT                                        |
|PO BOX 730087                                 |
|DALLAS, TX 75373-0087                         |
------------------------------------------------
|Spurlock, Karon E.                            |
|29314 Coggins Road                            |
|Ardmore, AL 35739                             |
------------------------------------------------
|STACK ELECTRONICS                             |
|100 W. MAIN ST.                               |
|BABYLON, NY 11702                             |
------------------------------------------------
|STANDARD COFFEE SERVICE CO                    |
|PO BOX 10449                                  |
|COLORADO SPRINGS, CO 80932-1449               |
------------------------------------------------
|STAPLES BUSINESS ADVANTAGE                    |
|DEPT ATL                                      |
|PO BOX 530621                                 |
|ATLANTA, GA 30353-0621                        |
------------------------------------------------
|Stephen Gould Corporation                     |
|35 South Jefferson Road                       |
|Whippany, NJ  07981-1043                      |
------------------------------------------------
|Sullivan, Mark                                |
|926 Holly Blossom Court                       |
|Great Falls, VA 22066                         |
------------------------------------------------
|SunGard Availability Services, LP             |
|Attn:  Maureen A. McGreevey, Esq.             |
|680 East Swedesford Road                      |
|Wayne, PA  19087                              |
------------------------------------------------
|T & S SUPPLY COMPANY                          |
|7150 BAKER BLVD.                              |
|FORT WORTH, TX 76118                          |
------------------------------------------------
|Tacopina, Joseph                              |
|275 Madison Avenue, 35th Floor                |
|New York, NY  10016                           |
------------------------------------------------
|Taylor, Steven C.                             |
|1325 Howard Avenue                            |
|PMB 617                                       |
|Burlingame, CA  94010                         |
------------------------------------------------
|TDSoft Ltd                                    |
|Attn:  Yosi Albagli, CEO                      |
|6 Medinat Hayehudim Street                    |
|P.O. Box 4041                                 |
|Herzelia ISRAEL  46140                        |
------------------------------------------------
|Team Air Express                              |
|P.O. Box 668                                  |
|Winnsboro, TX  75494-0668                     |
------------------------------------------------
|TECATE INDUSTRIES, INC.                       |
|PO BOX 1209                                   |
|POWAY, CA 92074                               |
------------------------------------------------
|Technical Maintenance Inc.                    |
|P.O. Box 965                                  |
|Oakwood, GA  30566-0017                       |
------------------------------------------------
|Techni-Tool, Inc.                             |
|Attn:  Lisa Ridolfo                           |
|1547 N. Trooper Road                          |
|P.O. Box 1117                                 |
|Worcester, PA  19490-1117                     |
------------------------------------------------
|TELCORDIA TECHNOLOGIES                        |
|CHURCH STREET STATION                         |
|PO BOX 6334                                   |
|NEW YORK, NY 10249                            |
------------------------------------------------
|TELEPACIFIC COMMUNICATIONS                    |
|ATTN: DON ORNSTEIN                            |
|2808 CAPITAL DR                               |
|EUGENE, OR 97403                              |
------------------------------------------------
|Telephone Equipment NSW Pty Ltd               |
|97 Jubille Avenue                             |
|Warriewood, NWS  2102                         |
|AUSTRALIA                                     |
------------------------------------------------
|TERAYON COMMUNICATION SYSTEMS                 |
|4988 GREAT AMERICA PARKWAY                    |
|SANTA CLARA, CA 95054                         |
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|Texas Comptroller of Public Accounts          |
|Office of the Attorney General                |
|Bankruptcy - Collections Division             |
|P.O. Box 12548                                |
|Austin, TX  78711-2548                        |
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|Thomas, Robert V. Jr.                         |
|12 Pine Hill Drive                            |
|Crestview, KY  41076                          |
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|TINTRONICS INDUSTRIES INC.                    |
|PO BOX 18335                                  |
|HUNTSVILLE, AL 35804                          |
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|T-Mobile USA, Inc.                            |
|Attn:  Bankruptcy Dept.                       |
|P.O. Box 53410                                |
|Bellevue, WA  98015                           |
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|T-MOBILE                                      |
|FORMALLY POWERTEL                             |
|PO BOX 742596                                 |
|CINCINNATI, OH 45274-2596                     |
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|T-MOBILE                                      |
|PO BOX 790047                                 |
|ST. LOUIS, MO 63179-0047                      |
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|TNT USA, INC.                                 |
|CS9002                                        |
|MELVILLE, NY 11747-2230                       |
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|Trade Wings, Inc.                             |
|Jim Merecki, Vice President Finance           |
|75 Rochester Ave., Unit 4                     |
|Portsmouth, NJ  03801-2852                    |
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|TRI CITIES WASTE MANAGEMENT                   |
|PO BOX 78251                                  |
|PHOENIX, AZ 85062-8251                        |
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|Trust Building Services, Inc.                 |
|Roger Redmond, President                      |
|2510 Second Avenue                            |
|Birmingham, AL  35203                         |
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|TTI, Inc.                                     |
|Rick E. Smith, Corp. Credit Mgr.              |
|2441 Northeast Parkway                        |
|Fort Worth, TX  76106-1896                    |
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|TYCO PRINTED CIRCUIT GROUP, INC.              |
|DEPT. LA 21222                                |
|PASADENA, CA 91185-1222                       |
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|TYCO PRINTED CIRCUIT GROUP, INC.              |
|ESPANA, S.L.                                  |
|C/. JULIAN CAMARILLO, 24                      |
|MADRID,  28037                                |
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|UNDERWRITER LABORATORIES 1                    |
|ATTN: LEGAL DEPARTMENT                        |
|333 PFINGSTEN ROAD                            |
|NORTHBROOK, IL 60062-2096                     |
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|United Manufacturing Assembly, Inc.           |
|Mei Mah, Controller                           |
|44169 Fremont Boulevard                       |
|Fremont, CA  94538-6044                       |
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|United Parcel Service                         |
|c/o Receivable Management Services            |
|P.O. Box 4396                                 |
|Timonium, MD  21093                           |
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|Universal Air Filter Company                  |
|Christopher J. Kopf, Controller               |
|1624 Sauget Industrial Parkway                |
|P.O. Box 5006                                 |
|Sauget, IL  62206                             |
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|UPS SUPPLY CHAIN SOLUTIONS                    |
|ATTN: CUSTOMS BROKERAGE SERVICES              |
|PO BOX 34486                                  |
|LOUISVILLE, KY 40232                          |
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|US Telepacific Communications                 |
|Attn:  Donald J. Ornstein, Auditor            |
|2808 Capital Drive                            |
|Eugene, OR  94703                             |
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|Vanguard Cleaning Systems Inc.                |
|655 Mariners Island Blvd., Suite 33           |
|San Mateo, CA  94404-1059                     |
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|Verilink Canada, Inc.                         |
|c/o Ian J. Wick                               |
|Keyser Mason Ball LLP                         |
|4 Robert Speck Pkwy., Suite 1600              |
|Mississauga, ON  L4Z 1S1                      |
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|Verilink de Mexico, S. de R.L. de C.V.        |
|c/o CP Eduardo Perez Armienta                 |
|Moore Stephsn Orozco Medina SC                |
|Contadores Publicos y Asesores de Negoci      |
|Gabrial mancera 1041                          |
|Col. Del Valle, Mexico  03100 D.F.            |
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|Verilink Europe Limited                       |
|20-22 Bedford Row                             |
|London WC1R 4JB                               |
|United Kingdom                                |
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|Verilink Sales Company, Inc. (US)             |
|127 Jetplex Circle                            |
|Madison, AL  35758                            |
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|VERIZON                                       |
|PO BOX 1                                      |
|WORCESTER, MA 01654-0001                      |
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|VERIZON                                       |
|PO BOX 17577                                  |
|BALTIMORE, MD 21297-0513                      |
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|VERIZON                                       |
|PO BOX 28000                                  |
|LEHIGH VALLEY, PA 18002-8000                  |
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|VERIZON                                       |
|PO BOX 660108                                 |
|DALLAS, TX 75266-0108                         |
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|VERIZON                                       |
|PO BOX 9622                                   |
|MISSION HILLS, CA 91346-9622                  |
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|Vina Technologies, Inc.                       |
|127 Jetplex Circle                            |
|Madison, AL  35758                            |
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|Vincent, Steve                                |
|5353 East Shaw Butte                          |
|Scottsdale, AZ  85254-4713                    |
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|ViQuest Technology                            |
|Brian Smith, VP                               |
|1580 Oakland Road, C114                       |
|San Jose, CA  95131                           |
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|Virginia Dept. of Taxation                    |
|Mark Ames, Counsel                            |
|PO Box 2156                                   |
|Richmond, VA  23218                           |
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|VITAL NETWORK SERVICES                        |
|14520 MCCORMICK DRIVE                         |
|TAMPA, FL  33636                              |
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|VITAL NETWORK SERVICES                        |
|PO BOX 18162                                  |
|BRIDGEPORT, CT 06601-2962                     |
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|WAREHOUSE EQUIPMENT AND SUPPLY CO.            |
|1800 SPORTSMAN LANE                           |
|PO BOX 11310                                  |
|HUNTSVILLE, AL 35814                          |
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|Waste Management - RMC                        |
|Lisa Nugent/Bankruptcy Specialist             |
|2421 W. Peoria Ave., Suite 110                |
|Phoenix, AZ  85029                            |
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|Waters, David                                 |
|16735 East Crestline Place                    |
|Centennial, CO  80015                         |
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|WEBEX COMMUNICATION, INC.                     |
|PO BOX 49216                                  |
|SAN JOSE, CA 95161                            |
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|Westbrook, S. Todd                            |
|605 Sunburst Circle                           |
|Brownsboro, AL  35741                         |
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|Whitesburg Electronics, Inc.                  |
|Randel Carden                                 |
|P.O. Box 309                                  |
|Lacey's Spring, AL  35754                     |
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|WILINK, INC.                                  |
|ATTN: ACCOUNTS RECEIVABLE                     |
|601 MOOREFIELD PARK DRIVE                     |
|RICHMOND, VA 23236-3654                       |
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|Wilson, Desmond P.                            |
|c/o Karol K. Denniston, Esq.                  |
|DLA Piper US LLP                              |
|550 South Hope Street, Suite 2300             |
|Los Angeles, CA  90071-2678                   |
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|Wilson, William W.                            |
|149 Matt Phillips Road                        |
|Huntsville, AL 35806                          |
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|WIND RIVER SYSTEMS, INC.                      |
|ATTN: GENERAL COUNSEL                         |
|500 WIND RIVER WAY                            |
|ALAMEDA, CA   94501                           |
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|WIND RIVER                                    |
|600 WIND RIVER WAY                            |
|ALAMEDA, CA 94501                             |
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|Winfrey, Sebie R.                             |
|11211 Crestfield Drive                        |
|Huntsville, AL 35803                          |
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|Wong, Matthew                                 |
|8575 Hopseed Lane                             |
|San Diego, CA  92129-4165                     |
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|Wong, Yu-Man M.                               |
|8575 Hopseed Lane                             |
|San Diego, CA 92129                           |
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|Woodwind Communications Systems Inc.          |
|127 Jetplex Circle                            |
|Madison, AL  35758                            |
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|Wyle Laboratories                             |
|Greg Blackmon, A/R-Credit Manager             |
|P.O. Box 77777                                |
|Huntsville, AL  35807-7777                    |
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|Xerox Capital Services LLC                    |
|Attn:  Lesley Banks                           |
|P.O. Box 660506                               |
|Dallas, TX  75266-9937                        |
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|XO Communications                             |
|Attn:  Brad Lee                               |
|105 Molloy Street                             |
|Nashville, TN  37201                          |
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|XP Foresight Electronics                      |
|990 Benecia Avenue                            |
|Sunnyvale, CA  94085                          |
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|XP POWER, INC.                                |
|990 BENICIA AVE.                              |
|SUNNYVALE, CA 94085                           |
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|Z Mar Technology                              |
|8541 Crown Crescent Circle                    |
|Charlotte, NC  28227-7733                     |
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|Z Mar Technology                              |
|PO Box 1298                                   |
|Matthews, NC  28106-1298                      |
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|Zhone Technologies, Inc.                      |
|c/o Gregg M. Ficks, Esq.                      |
|Coblentz, Patch, Duffy & Bass, LLP            |
|One Ferry Building, Suite 200                 |
|San Francisco, CA  94111                      |
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